Exhibit 10.5

EXECUTION COPY

REPLACEMENT CAPITAL COVENANT, dated as of November 22, 2006 (this “Replacement Capital Covenant”), by FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

WHEREAS, on the date hereof, the Corporation is issuing $300,000,000 aggregate principal amount of its Junior Subordinated Debentures, Series 2006-1 (the “Debentures”);

WHEREAS, this Replacement Capital Covenant is the “replacement capital covenant” described in the Offering Memorandum, dated November 17, 2006, relating to the Debentures (the “Offering Memorandum”);

WHEREAS, the Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law; and

WHEREAS, the Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants;

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1.           Definitions.  Capitalized terms used in this Replacement Capital Covenant but not defined herein shall have the meanings set forth in Schedule I hereto.

SECTION 2.           Limitations on Repayment, Redemption, Repurchase and Defeasance of Debentures.  The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not, and shall cause its Subsidiaries not to, repay, redeem, repurchase or defease all or any part of the Debentures on or before the date that is twenty years prior to the Final Repayment Date, unless the principal amount repaid or defeased or the applicable redemption or repurchase price does not exceed the sum of:

(a) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Corporation and its Subsidiaries; plus

(b) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Corporation and its Subsidiaries; plus

(c) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

SECTION 3.           Covered Debt.  (a)  The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b)  On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

(iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) of this Section 3(b) shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation

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Date as of which a new series of outstanding long-term indebtedness for money borrowed is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(v) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such Section.

(c)  Notice.  In order to give effect to the intent of the Corporation described in the third recital, the Corporation covenants that:

(i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (B) file a copy of this Replacement Capital Covenant with the Commission as an Exhibit to a Form 8-K under the Securities Exchange Act;

(ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for money borrowed that is Covered Debt as of the date such Form 10-K is filed with the Commission;

(iii) if a series of the Corporation’s long-term indebtedness for money borrowed (A) becomes Covered Debt or (B) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable;

(iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and

(v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.

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SECTION 4.           Termination, Amendment and Waiver.  (a)  The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of:

(i) the date that is twenty years prior to the Final Repayment Date;

(ii) the date, if any, on which the Holders of a majority by principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder; and

(iii) the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term).

From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

(b)  This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority by principal amount of the then effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then effective series of Covered Debt):

(i) where such amendment is not adverse to such Holders and an officer of the Corporation has delivered to the trustee for such series of Covered Debt a written certification stating that, in his or her determination, such amendment is not adverse to such Holders;

(ii) to impose additional restrictions on the types of securities qualifying as Qualifying Capital Securities, and an officer of the Corporation has delivered to the trustee for such series of Covered Debt a written certification to that effect; or

(iii) to eliminate Common Stock, Mandatorily Convertible Preferred Stock of the Corporation and Debt Exchangeable for Equity (but only to the extent exchangeable for Common Stock) as securities the proceeds of which may be included for purposes of the Replacement Capital Covenant if, in the case of this clause (iii), to the extent that the Corporation is a publicly traded company, the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in

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the Corporation’s earnings per share as calculated for financial reporting purposes.

(c)  For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to amend, supplement, or terminate the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then effective series of Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

SECTION 5.           Miscellaneous.  (a)  This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b)  This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for money borrowed owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

(c)  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or recognized overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), as follows:

Financial Security Assurance Holdings Ltd.

31 West 52nd Street

New York, New York, 10019

Phone:  (212) 826 0100

Fax:  (212) 857-0541

Attention: General Counsel

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IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

FINANCIAL SECURITY HOLDINGS LTD.,

by	/s/ Joseph Simon
Name: Joseph Simon
Title: Chief Financial Officer

by	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: Secretary

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SCHEDULE 1

Definitions

“Alternative Payment Mechanism” means, with respect to any securities or combination of securities, either:

(a) provisions in the related transaction documents substantially similar to the “Alternate Payment Mechanism” as defined in the Indenture or Debentures, or

(b) provisions in the related transaction documents requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that in the case of this clause (b):

(i)  define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (iv)(B) of this definition) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock;

(ii)  permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds;

(iii)  if deferral of Distributions continues for more than one year, require the Corporation not to redeem or repurchase any securities of the Corporation that on a bankruptcy or liquidation of the Corporation rank pari passu with or junior to such securities until at least one year after all deferred Distributions have been paid;

(iv)  limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:

(A)  in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, an amount from the issuance thereof pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period equal to 2% of the product of the average of the current stock market prices of the Common Stock on the ten consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation’s most recent publicly available consolidated financial statements (the “Common Cap”), provided that (x) once the Corporation reaches the Common Cap, until the Common Cap ceases to apply the Corporation will not be required to issue more Common Stock or rights to purchase Common Stock under the Alternative Payment Mechanism with respect to deferred Distributions attributable to the first five years of a deferral period even if the amount referred to in this sub clause (A) subsequently increases because of a subsequent increase in the current market price of Common Stock or the number of outstanding shares of Common Stock, and (y) the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

(B) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the initial principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

(v) provide that in certain events of the Corporation’s bankruptcy, insolvency or receivership prior to the redemption or repayment of such securities the holder of such securities will have no claim for optionally deferred and unpaid interest that has not been settled through the application of the Alternative Payment Mechanism, to the extent the amount of such interest exceeds (x) if the APM Qualifying Securities include only Common Stock or rights to acquire Common Stock and do not include Qualifying Non-Cumulative Perpetual Preferred Stock, 25% of the principal or stated amount of such securities then outstanding and (y) if the APM Qualifying Securities include Qualifying Non-Cumulative Perpetual Preferred Stock, two years of accumulated and unpaid interest on such securities; provided, however, that if the APM Qualifying Securities include Qualifying Non-Cumulative Perpetual Preferred Stock and, accordingly, clause (y) applies, holders of such securities may have an additional preferred equity claim in respect of accumulated and unpaid interest which is in excess of two years of accumulated and unpaid interest on such securities that is senior to the Corporation’s Common Stock and is or would be pari passu with any Qualifying Non-Cumulative Preferred Stock up to the amount equal to their pro rata shares of any unused portion of the Preferred Cap (as defined above); and

(vi) provide that if at any time (A) the Corporation is required to issue shares of its Common Stock, rights to purchase Common Stock or Qualifying Non-Cumulative Perpetual Preferred Stock pursuant to the Alternative Payment Mechanism, (B) the Corporation has attempted to issue shares of its Qualifying Non-Cumulative Perpetual Preferred Stock but it has not raised sufficient “eligible proceeds” through the sale of its Common Stock, rights to purchase Common Stock and Qualifying Non-Cumulative Perpetual Preferred Stock to pay all deferred interest and (C) the Corporation is a party to a contribution agreement substantially similar to the Contribution Agreement, which is in full force and effect, then the Corporation is required to (1) make a request under such contribution agreement and (2) enforce such contribution agreement after making such a request;

provided that:

(x)  the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Company Market Disruption Event has occurred and is continuing;

(y)  if, due to a Company Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

(z)  if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities.

“APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism or Debt Exchangeable for Equity):

(a)  Common Stock;

(b)  rights to purchase Common Stock; or

(c)  Qualifying Non-Cumulative Perpetual Preferred Stock;

provided that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.

“Applicable Percentage” means:

(a) 133.33% with respect to any repayment, redemption, repurchase or defeasance on or prior to the date that is 50 years prior to the Final Repayment Date;

(b) 200.00% with respect to any repayment, redemption, repurchase or defeasance after the date that is 50 years prior to the Final Repayment Date and on or prior to the date that is 30 years prior to the Final Repayment Date; and

(c) 400.00% with respect to any repayment, redemption, repurchase or defeasance after the date that is 30 years prior to the Final Repayment Date and prior to the date that is 20 years prior to the Final Repayment Date.

“Business Day” means each day other than:

(a) a Saturday or Sunday; or

(b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or, on or after December 15, 2036, a day that is not a London business day.  A “London business day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means common stock of the Corporation.

“Company Market Disruption Events” shall have the meaning assigned to such term in the Indenture or the Debentures.

“Contribution Agreement” means the Contribution Agreement, dated as of November 22, 2006, between Dexia S.A. and the Corporation.

“Covered Debt” means:

(a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt; and

(b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Debt Exchangeable for Equity” means a security or combination of securities that:

(a)  gives the holder a beneficial interest in (i) subordinated debt securities of the Corporation that include a provision requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not later than two years after initial issuance of such securities and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (ii) a fractional interest in a stock purchase contract for a share of Qualifying Non-Cumulative Perpetual Preferred Stock of the Corporation that ranks pari passu with or junior to all other preferred stock of the Corporation;

(b)  provides that the investors directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase such preferred stock of the Corporation pursuant to such stock purchase contracts;

(c)  includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors commencing not later than the first Distribution Date that is at least five years after the date of issuance of the security or earlier in the event of an early settlement event based on (i) the capital ratios of the Corporation, or (ii) the dissolution of the issuer of such Debt Exchangeable for Equity;

(d)  provides for the proceeds raised in the remarketing to be used to purchase such preferred stock of the Corporation under the stock purchase contracts and, if there has not been a successful remarketing by the first

Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Corporation foreclosing on its subordinated debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Equity;

(e)  includes a Replacement Capital Covenant that will apply to such securities and to such preferred stock of the Corporation; and

(f)  after the issuance of such preferred stock of the Corporation, provides the holder of the security with a beneficial interest in such preferred stock of the Corporation.

“Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that:

(a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed;

(b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO);

(c) has an outstanding principal amount of not less than $100,000,000, and;

(d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.

For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed that:

(a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior;

(b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO);

(c) has an outstanding principal amount of not less than $100,000,000; and

(d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.

For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Final Repayment Date” shall have the meaning assigned to such term in the Indenture or the Debentures.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Indenture” means the Indenture, dated as of November 22, 2006, between the Corporation and the Indenture Trustee.

“Indenture Trustee” means The Bank of New York, a New York corporation.

“Initial Covered Debt” means the Corporation’s 5.60% Notes due July 15, 2103.

“Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer thereof has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by such issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that such issuer will repay, redeem or repurchase such securities only with the proceeds of specified replacement capital securities that have terms and provisions at the time of repayment, redemption or repurchase that are as or more equity-like than the securities then being repaid, redeemed or repurchased, raised within 180 days prior to the delivery of notice of such repayment or redemption or the date of such repurchase.

“Mandatorily Convertible Preferred Stock” means cumulative preferred stock with:

(a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise; and

(b) a requirement that such preferred stock convert into common stock within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of such preferred stock.

“Mandatory Trigger Provision” means as to any security or combination of securities, provisions in the terms thereof or of the related transaction agreements that:

(a) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such security or combination of securities to make payment of Distributions on such securities only pursuant to the issuance and sale of common stock or rights to purchase common stock or Qualifying Non-Cumulative Perpetual Preferred Stock, within either (i) one year of the failure of the issuer thereof to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements or (ii) two years of the failure of the issuer thereof to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements if the terms thereof or of the related transaction agreements prohibit the issuer of such security or combination of securities from repurchasing any of its common stock prior to the date one year after the issuer applies the net proceeds of the sales of common stock described in this clause (a) to pay such unpaid Distributions in full, in the case of clause (i) or (ii) in an amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts), and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions; provided that:

(i) the amount of Qualifying Non-Cumulative Perpetual Preferred Stock the net proceeds of which the issuer may apply to pay such

Distributions pursuant to such provision may not exceed 25% of the liquidation or principal amount of such securities; and

(ii) if the Mandatory Trigger Provision requires such issuance and sale within one year of such failure and the securities include an Optional Deferral Provision, such Mandatory Trigger Provision need not limit the issuance of common stock or rights to purchase common stock to a maximum of 2% of the issuer’s Market Capitalization;

 (b) upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer of such security or combination of securities, limit the claim of the holders of such securities (other than non-cumulative perpetual preferred stock) for Distributions that accumulate during a period in which the issuer of such security or combination of securities fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (a) above of securities other than common stock or rights to acquire common stock or (y) two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases.  No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years; and

(c) require that if at any time (i) the Corporation is required to issue shares of its Common Stock, rights to purchase Common Stock or Qualifying Non-Cumulative Perpetual Preferred Stock pursuant to the Mandatory Trigger Provision, (ii) the Corporation has attempted to issue shares of its Qualifying Non-Cumulative Perpetual Preferred Stock but it has not raised sufficient net proceeds through the sale of its Common Stock, rights to purchase Common Stock and Qualifying Non-Cumulative Perpetual Preferred Stock to pay all unpaid Distributions and (iii) the Corporation is a party to a contribution agreement substantially similar to the Contribution Agreement, which is in full force and effect, then the Corporation is required to (a) make a request under such contribution agreement and (b) enforce such contribution agreement after making such a request.

“Market Capitalization” means, with respect to any Person, as of any date, an amount equal to the number of shares of common stock of such Person outstanding on such date multiplied by the current market price of one share of common stock of such Person on such date.

“Measurement Date” means, with respect to any repayment, redemption, repurchase or defeasance of Debentures, the later of:

(a) the date 180 days prior to delivery of notice of such repayment, redemption or defeasance or the date of such repurchase; and

(b) to the extent the Debentures remain outstanding after December 15, 2036, the most recent date, if any, on which a notice of repayment, redemption or defeasance was delivered in respect of, or on which the Corporation repurchased, any Debentures.

“Non-Cumulative” means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.  Securities that include either:

(a) provisions requiring the issuer to issue Non-Cumulative perpetual preferred stock and common stock or rights to purchase common stock and apply the proceeds to pay unpaid Distributions pursuant to an Alternative Payment Mechanism; or

(b) a Mandatory Trigger Provision

shall also be deemed to be “Non-Cumulative” for all purposes of this Replacement Capital Covenant other than the definition of “Qualifying Non-Cumulative Perpetual Preferred Stock”.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“Optional Deferral Provision” means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the following effect:

(a) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if an event substantially similar to a Company Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and the obligation described in clause (b) below; and

(b) if the issuer of such securities has exhausted its right to defer Distributions and no event substantially similar to a Company Market Disruption Event is continuing, the issuer will be obligated to issue common stock, rights to purchase common stock and/or Non-Cumulative perpetual preferred stock in an amount such that the net proceeds of such sale equal or exceed the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and to apply the net proceeds of such sale to pay such unpaid Distributions in full.

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

(b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity) that, in the determination of the Corporation’s board of directors, reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

(a) in connection with any repayment, redemption, repurchase or defeasance of Debentures on or prior to the date that is 50 years prior to the Final Repayment Date:

(i) securities issued by the Corporation or its Subsidiaries that (A) rank pari passu with or junior to the Debentures upon the liquidation, dissolution or winding up of the Corporation, (B) have terms that are substantially similar to the terms of the Debentures and (C) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

(ii) securities issued by the Corporation or its Subsidiaries that (A) rank pari passu with or junior to the Debentures upon the liquidation, dissolution or winding up of the Corporation, (B) are Non-Cumulative, (C) have no maturity or a maturity of at least 60 years and (D) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure; or

(iii) securities issued by the Corporation or its Subsidiaries that (A) rank pari passu or junior to other preferred stock of the issuer, (B) have no maturity or a maturity of at least 40 years, (C) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (D) have a Mandatory Trigger Provision and an Optional Deferral Provision; or

(b) in connection with any repayment, redemption, repurchase or defeasance of Debentures after the date that is 50 years prior to the Final Repayment Date and on or prior to the date that is 30 years prior to the Final Repayment Date:

(i) all securities described under clause (a) of this definition;

(ii) securities issued by the Corporation or its Subsidiaries that (A) rank pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up of the Corporation, (B) have an Optional Deferral Provision or a Ten-Year Optional Deferral Provision, (C) have no maturity or a maturity of at least 60 years and (D) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant;

(iii) securities issued by the Corporation or its Subsidiaries that (A) rank pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up of the Corporation, (B) are Non-Cumulative and (C) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure;

(iv) securities issued by the Corporation or its Subsidiaries that (A) rank pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up of the Corporation, (B) are Non-Cumulative, (C) have no maturity or a maturity of at least 40 years and (D) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

(v) securities issued by the Corporation or its Subsidiaries that (A) would rank junior to all of the senior and subordinated debt of the Corporation other than the Debentures, (B) have a Mandatory Trigger Provision and an Optional Deferral Provision and (C) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure;

(vi) cumulative preferred stock issued by the Corporation or its Subsidiaries that (A) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and

(B) (1) has no maturity or a maturity of at least 60 years and (2) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

(vii) other securities issued by the Corporation or its Subsidiaries that (A) rank upon a liquidation, dissolution or winding up of the Corporation either (1) pari passu with or junior to the Debentures or (2) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding up of the Corporation); and (B) either (1) have no maturity or a maturity of at least 40 years, are subject to Intent-Based Replacement Disclosure and have a Mandatory Trigger Provision and an Optional Deferral Provision or (2) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have a Mandatory Trigger Provision and an Optional Deferral Provision; or

(c) in connection with any repayment, redemption, repurchase or defeasance of Debentures at any time after the date that is 30 years prior to the Final Repayment Date and prior to the date that is 20 years prior to the Final Repayment Date:

(i) all securities described under clauses (a) or (b) of this definition;

(ii) preferred stock issued by the Corporation that (A) has no maturity or a maturity of at least 60 years and is subject to Intent-Based Replacement Disclosure and (B) has an Optional Deferral Provision or a Ten-Year Optional Deferral Provision;

(iii)  securities issued by the Corporation or its Subsidiaries that (A) rank pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up of the Corporation, (B) either (1) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure or (2) have no maturity or a maturity of at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (C) have an Optional Deferral Provision or a Ten-Year Optional Deferral Provision;

(iv) securities issued by the Corporation or its Subsidiaries that (A) would rank junior to all of the senior and subordinated debt of the Corporation other than the Debentures, (B) have a Mandatory Trigger Provision and an Optional Deferral Provision and (C) have no maturity or a maturity of at least 30 years and are subject to Intent-Based Replacement Disclosure; or

(v) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (A) has no maturity or a maturity of at least 60 years and is subject to Intent-Based Replacement Disclosure or (B) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.

“Qualifying Non-Cumulative Perpetual Preferred Stock” means non-cumulative perpetual preferred stock of the Corporation or its Subsidiaries that:

(a) has no maturity date;

(b) contains no remedies other than Permitted Remedies;

(c) (i) is subject to Intent-Based Replacement Disclosure and has a provision providing for mandatory deferral of interest if there is a breach of financial triggers or (ii) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; and

(d) ranks pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up of the Corporation.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of:

(a) the date that is two years prior to the final maturity date of such Covered Debt;

(b) if the Corporation elects to repay or redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such repayment or redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date; and

(c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Ten-Year Optional Deferral Provision” means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect that the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies.